                                                                 Exhibit 10(m)
                           GOLD BANC CORPORATION, INC.

                          REGISTRATION RIGHTS AGREEMENT


         This Agreement is made as of December 10, 1998, by and among Gold Banc Corporation, Inc., a Kansas corporation ("Gold") , and the affiliates of Citizens Bancorporation, Inc. ("Citizens") who are identified on the signature page to this Agreement (each an "Affiliate" for purposes hereof and, collectively, the "Affiliates").

         WHEREAS, pursuant to that certain Amended and Restated Agreement and Plan of Reorganization entered into by and among Gold, Gold Banc Acquisition Corporation IX, Inc., a wholly owned subsidiary of Gold, and Citizens dated as of October 5, 1998 (the "Merger Agreement"), each share of the issued and outstanding capital stock of Citizens was converted into or exchanged for common stock of Gold, par value of $1.00 per share ("Common Stock"), registered on Form S 4 (the "S 4 Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), resulting in the issuance of an aggregate of 3,969,598 shares of Common Stock (the "Merger Shares"); and

         WHEREAS, the Merger Shares have been registered on the S 4 Registration Statement for issuance pursuant to the Merger Agreement in accordance with Rule 145 ("Rule 145") promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act, with the result that the Merger Shares received by Affiliates are eligible for resale without registration under the Securities Act in compliance with the conditions set forth in Rule 145(d); and

         WHEREAS, Gold desires to register the Merger Shares received by Affiliates for resale in order to provide additional liquidity during the period that the conditions of Rule 145(d) continue to apply to such shares; and

         WHEREAS, concurrently with the execution of this Agreement the Affiliates are exercising their demand registration rights and the Company has agreed to register the Merger Shares received by Affiliates for resale as described in this Agreement (the "Requested Registration").

         NOW, THEREFORE, in consideration of the mutual covenants, conditions, and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

         Section 1. Definitions. The definitions set forth in the Merger Agreement will apply to terms used in this Agreement. In addition, the following terms shall have the following meanings:

                  (a) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

                  (b) "Register," "registered" and "registration" refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, and compliance with applicable state securities laws of such states in which Affiliates notify Gold of their intention to offer Registrable Securities.

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                  (c) "Registrable Securities" means all of the following to the extent the same have not been sold to the public (i) any and all Merger Shares issued to Affiliates pursuant to the Merger Agreement; or (ii) stock issued in respect of stock referred to in (i) above in any reorganization; or (iii) stock issued in respect of the stock referred to in (i) or (ii) as a result of a stock split, stock dividend, recapitalization or combination. Notwithstanding the foregoing, Registrable Securities shall not include otherwise Registrable Securities (i) sold to or through a broker in a transaction pursuant to Rule 145(d) or otherwise exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or
         (ii) as to which the registration rights have been terminated pursuant to this Agreement.

                  (d) "Rule 144" means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the SEC from time to time.

         Section 2. Registration. Upon execution of this Agreement, Gold shall use its reasonable efforts to register the Registrable Securities for resale on or before the expiration date of the pooling transfer restrictions outlined in subparagraph E of the Affiliates Letters; provided, however, that Gold shall not be obligated to register the Registrable Securities in any particular state in which Gold would be required to: (i) qualify to do business as a foreign corporation and where it would not otherwise be required to so qualify, (ii) subject itself to taxation in any such jurisdiction, or (iii) execute a general consent to service of process in any such jurisdiction.

         The registration of the Registrable Securities pursuant to this Agreement shall not relieve the Affiliates of their respective obligations pursuant to subparagraph E of the Affiliate Letters.

         Section 3. Expenses of Registration. In addition to the fees and expenses contemplated by Section 4 hereof, all expenses incurred in connection with the registration pursuant to Section 2 hereof, including without limitation all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for Gold, and expenses of any special audits of Gold's financial statements incidental to or required by such registration, shall be borne by Gold, except that Gold shall not be required to pay (a) any fees and expenses in excess of $1,500.00 (per amendment or supplement) in order to amend or supplement the registration statement or prospectus to reflect donees or pledges pursuant to Section 4(b) and (b) any underwriters' fees, discounts or commissions relating to the sale of the Registrable Securities. Gold shall not, under any circumstances, be required in connection with a registration hereunder, to (x) conduct any road shows or similar sales efforts for the Affiliates, (y) pay any expenses to Affiliates for any road shows or similar sales efforts, or (z) pay any fees and disbursements of counsel(s) for the Affiliates.

         Section 4. Registration Procedures. In the case of the registration effected by Gold pursuant to this Agreement, Gold will keep each Affiliate advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, Gold will use reasonable efforts to:

                  (a) keep such registration pursuant to Section 2 continuously effective for such reasonable period as necessary to permit the Affiliates to complete the distribution in the manner requested by the Affiliates and described in the registration statement relating thereto, but in no event beyond the date that is one year from the Closing Date of the Merger;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act including any supplement or amendment required to name donees or pledgees of Affiliates, and to keep such registration statement effective for the applicable period of time specified in
         Section 4(a) above;

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                  (c) furnish such number of prospectuses and other documents incident thereto as an Affiliate from time to time may reasonably request and assist the Affiliates in satisfying their prospectus delivery obligations by furnishing to any national securities exchange, including the National Association of Securities Dealers Automated Quotation National market System ("NASDAQ"), on which the Registrable Securities are then listed, copies of the prospectus and each amendment or supplement thereto in accordance with Rule 153 under the Securities Act (or any comparable rule then in existence);

                  (d) obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction;

                  (e) subject to Section 2(b), register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any Affiliate reasonably requires, and keep such registration or qualification effective for the applicable period specified in Section 4(a) above;

                  (f) cause all Registrable Securities covered by such registrations to be listed on NASDAQ;

                  (g) notify each Affiliate promptly of any request by the SEC for the amending or supplementing of the registration statement or prospectus or for additional information;

                  (h) advise each Affiliate, after Gold receives notice or obtains knowledge of the issuance of any order by the SEC suspending the effectiveness of the registration statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if such stop order should be issued;

                  (i) use its best efforts to timely file with the SEC all of the reports it is required to file under the Exchange Act as a prerequisite to availability of Form S 3;

                  (j) notify each Holder, at any time a prospectus covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (k) take such other actions as shall be requested by any Affiliate that is reasonably necessary to obtain effectiveness of the registration statement.

         Section 5. Registration Covenants of the Affiliates. In consideration of the benefits accruing to them pursuant to this Agreement and in addition to their other obligations set forth in this Agreement, each Affiliate covenants and agrees to:

                  (a) cooperate with Gold, its counsel, advisors and other representatives, and comply with all applicable provisions of law (including without limitation the prospectus delivery requirements of the Securities Act and Rule 10b 5 and Regulation M under the Exchange
         Act) in connection with any registration effected pursuant to the provisions of this Agreement;

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                  (b) promptly provide to Gold, in writing, such information as
         Gold or its counsel deems necessary or appropriate for inclusion in the registration statement, which information, when given, shall be true and correct in all material respects and shall not omit any information necessary to make the information furnished not misleading;

                  (c) execute all questionnaires, custody agreements, powers of attorney or other documents as Gold may reasonably request;

                  (d) discontinue sales of Registrable Securities upon notification of any stop order or suspension of the effectiveness of the registration statement;

                  (e) notify Gold immediately upon any material change in the plan of distribution or other information concerning such Affiliate described in the prospectus;

                  (f) discontinue sales of Registrable Securities and use of the related prospectus following notification by Gold that the registration statement must be amended or supplemented;

                  (g) not use any prospectus other than the most recent prospectus related to the registration statement;

                  (h) upon presentation of a stock certificate representing Registrable Securities sold under the registration statement, certify that the sale was made in accordance with the terms hereof and the plan of distribution described in the Registration Statement; and

                  (i) notify Gold of any request by the SEC or any state securities commission or agency for additional information or for such registration statement or prospectus to be amended or supplemented.

         In the event that any Affiliate fails to comply in any material respect with its obligations pursuant to Sections 5(a) through (c), any Registrable Securities held by such Affiliate may be excluded from the registration statement and all of such Affiliate's rights pursuant to the Agreement shall terminate. In the even that any Affiliate fails to comply in any material respect with its obligations pursuant to Sections 5(d) through (i), all of such Affiliate's rights pursuant to this Agreement shall terminate other than with respect to Registrable Shares then registered on a Registration Statement.

         Section 6.        Indemnification.

                  (a) Gold shall indemnify and hold harmless each Affiliate against any losses, claims, damages or liabilities, joint or several, to which such Affiliate may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Gold of any rule or regulation promulgated under the Securities Act or any state securities law applicable to Gold and relating to action or inaction required of Gold in connection with any such registration, and will reimburse each such Affiliate for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that Gold will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on (i) the failure of any Affiliate to comply in any material respect with its obligations pursuant to Sections 5(d) through (i) or

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

         (ii) any untrue statement or omission based upon information furnished to or requested by Gold by or from any Affiliate for use therein.

                  (b) Each Affiliate will, if Registrable Securities held by or issuable to such Affiliate are included in the securities as to which such registration is being effected, indemnify and hold harmless Gold, each of its directors and officers, each person who controls Gold, and each other Affiliate, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on
         (i) the failure of any Affiliate to comply in any material respect with its obligations pursuant to Sections 5(d) through (i), or (ii) any untrue statement (or alleged statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Gold, each person who controls Gold, such directors or officers, or such Affiliates for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to or requested by Gold by or from such Affiliate specifically for use therein; provided, however, the total amount for which any Affiliate shall be liable under this
         Section 6(b) shall not in any event exceed the aggregate proceeds received by such Affiliate from the sale of Registrable Securities sold by such Affiliate in such registration.

                  (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be reasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a full and unconditional release from all liability in respect of such claim or litigation.

                  (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Affiliate shall be obligated to contribute pursuant to this Section 6(d) shall be limited to an amount equal to the proceeds to such Affiliate of the

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         Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Affiliate has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities).

                  (e) The indemnification provided by this Section 6 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

         Section 7. Certificate Legends. Within five (5) business days after a registration statement filed under Section 2 hereof becomes effective, Gold will notify each Affiliate. Upon receipt of such notice, each Affiliate may return its certificate representing the Registrable Securities and request that Gold issue a new certificate in such Affiliate's name free of any restrictive legend relating to compliance with federal securities laws and Gold shall take all reasonable steps to do so; provided, however, that Gold shall only be obligated to remove the legend for that number of Registrable Securities which any Affiliate represents is being sold pursuant to the registration statement.

         Section 8. Termination of Rights. All rights of the Affiliates under this Agreement shall terminate at 5:00 P.M. Eastern time on the date one year after the date hereof.

         Section 9. Representations and Warranties of Gold. Gold represents and warrants to the Affiliates as follows:

                  (a) The execution, delivery and performance of this Agreement by Gold have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other governmental agency, the Amended and Restated Articles of Incorporation or the Amended and Restated Bylaws of Gold or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Gold.

                  (b) This Agreement has been duly executed and delivered by Gold and constitutes the legal, valid and binding obligation of Gold, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of equitable remedies as such remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at law).

         Section 10.       Miscellaneous.

                  (a) Amendments. This Agreement may be amended only by a writing signed by Gold and all of the Affiliates.

                  (b) Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute a single instrument.

                  (c) Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and may be sent by facsimile transmission (with written confirmation of successful transmission), by registered or certified mail, postage prepaid, or delivered by hand or by messenger, addressed (a) if to an Affiliate, at such Affiliate's address set forth on the books of Gold, or at such

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

         other address as such Affiliate shall have furnished to Gold in writing pursuant to this Section, or (b) if to Gold, to Gold's then current executive office address, or at such other address as Gold shall have furnished to the Affiliates pursuant to this Section. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by registered or certified mail or facsimile transmission, upon its receipt.

                  (e) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                  (f) Dilution. If, and as often as, there is any change in the Common Stock of Gold by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock of Gold as so changed.

                  (g) Specific Performance. The parties hereto acknowledge that they will be irreparably damaged in the event that this Agreement is not specifically enforced. Upon any breach threatened, breach of the terms, covenants or conditions of this Agreement by any party hereto, the other party shall, in addition to all other remedies, be entitled to a temporary permanent injunction, without showing any actual damage or posting any bond, or a decree for specific performance, in accordance with the provisions hereof.

                  (h) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Kansas without regard to principles of conflict of law.

                  (i) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Affiliate without the prior written consent of Gold; provided, however, this Agreement may be assigned by an Affiliate to any donee or pledgee o the Registrable Securities if at the time of assignment Gold is given written notice by the Affiliate of said assignment, stating the name and address of the donee or pledgee. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

                  (j) Entire Agreement. This Agreement, the Affiliate Letters delivered pursuant to the Merger Agreement and the other documents referred to herein and therein contain the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, promises, warranties, covenants or undertakings concerning the subject matter other than those expressly set forth in this Agreement and such Affiliate Letters. This Agreement and the Affiliate Letters supercede all prior negotiations, agreements and undertakings between the parties with respect to such subject matter.


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         IN WITNESS HEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

GOLD BANC CORPORATION, INC.                          AFFILIATES




/s/ Michael W. Gullion                               /s/ Daniel Buford
--------------------------                           ---------------------------
Michael W. Gullion,                                  Daniel Buford
President and Chief Executive Officer                P. O. Box 3669
                                                     Tulsa, OK  74101
                                                     Facsimile:
                                                               -----------------

                                                     /s/ Sam Buford
                                                     ---------------------------
                                                     Sam Buford
                                                     P. O. Box 3669
                                                     Tulsa, OK  74101
                                                     Facsimile:
                                                               -----------------


                                                     /s/ Sharon Buford
                                                     ---------------------------
                                                     Sharon Buford
                                                     P. O. Box 3669
                                                     Tulsa, OK  74101
                                                     Facsimile:
                                                               -----------------


                                                     /s/ Stephen Buford
                                                     ---------------------------
                                                     Stephen Buford
                                                     P. O. Box 3669
                                                     Tulsa, OK  74101
                                                     Facsimile:
                                                               -----------------


                                                     /s/ Eric Bohne
                                                     ---------------------------
                                                     Eric Bohne
                                                     5120 S. Garnett
                                                     Tulsa, OK  74146
                                                     Facsimile:
                                                               -----------------


                                                     /s/ E.E. Dillard
                                                     ---------------------------
                                                     E. E. Dillard
                                                     5120 S. Garnett
                                                     Tulsa, OK  74146
                                                     Facsimile:
                                                               -----------------

                                       8
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                                                     /s/ Eric Bohne, Trustee
                                                     ---------------------------
                                                     Eric Bohne, Trustee of the
                                                     Eric M. Bohne Revocable
                                                     Family Trust #1
                                                     5120 S. Garnett
                                                     Tulsa, OK  74146
                                                     Facsimile:
                                                               -----------------


                                                     /s/ Eric Bohne, Trustee
                                                     ---------------------------
                                                     Eric Bohne, Trustee of the
                                                     Eric M. Bohne Revocable
                                                     Family Trust #2
                                                     5120 S. Garnett
                                                     Tulsa, OK  74146
                                                     Facsimile:
                                                               -----------------


                                                     DILLARD ENTERPRISES LLC


                                                     /s/ E.E. Dillard
                                                     ---------------------------
                                                     E. E. Dillard, Member
                                                     5120 S. Garnett
                                                     Tulsa, OK  74147
                                                     Facsimile:
                                                               -----------------


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